REKOR®

INTELLIGENCE DRIVEN INNOVATION

INVESTOR PRESENTATION

Company Disclosure Statement

This presentation includes statements concerning Rekor Systems, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," by the negative of these terms or by other similar expressions.

You are cautioned that such statements are subject to many risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual circumstances, events or results may differ materially from those projected in the forward-looking statements, particularly as a result of various risks and other factors identified in our filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events, or otherwise.

All trademarks, service marks, and trade names of Rekor Systems, Inc., and/or its subsidiaries and affiliates (collectively, "Rekor"), used herein are trademarks, service marks, or registered trademarks of Rekor. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners.

Use of Projections

This presentation contains projected financial information with respect to Rekor. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Rekor's independent auditor has not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation.

Financial Information

The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in future filings made by Rekor with the SEC.

Our Mission

Drive the world to be
safer, smarter, and greener

Established and Proven Leadership Team



David Desharnais

President and Chief Executive Officer

Joined 2022



Eyal Hen

Chief Financial Officer

Joined 2019



Michael Dunbar

Chief Revenue Officer



Charles Degliomini

Executive Vice President, Government Affairs

140+ Years of Unparalleled Experience at Industry-Leading Organizations

Rekor At-a-Glance



Analytics to Digitize Roadways

Rekor collects, connects, and organizes the world's mobility data to deliver analytics on vehicles, roadway safety, traffic flows, and license plate information — providing a digital operating system for roadways and public infrastructure

Innovative Edge Data Collection Solutions

Rekor captures comprehensive roadway intelligence to provide real-time and predictive insights to public and private sector entities on roadway behaviors, risks, and issues

Key Customer Use Cases

Rekor's roadway intelligence solutions service law enforcement, engineering & planning, and emergency incident responders for situation awareness, rapid response, and resiliency that promotes and enhances public safety, equity, and sustainability for all

Millions of Proprietary Data Points

Rekor's data collection is gathered via Rekor Edge devices, as well as through a broad range of other data collection modalities, making Rekor device agnostic to collect the most relevant data

Market Leader with Excellent Growth

40%	75%+	$35M
2020 – 2023 Revenue CAGR	2023 YoY Revenue Growth	2023 Revenue

Robust Customer KPIs

96%+	Multi-Year	7.7x
2023 Gross Revenue Retention	Average Contract Length	2023 LTV / CAC

Scaled Player in Growing Market

300+	15+	$93B+[1]
Global Employees	Office Locations	Total Addressable Market

(1) KPMG market study.

Limited and Slow Traffic Data Collection
Directly Harms Citizen Well-Being

Incomplete data sources, limited connectivity between key stakeholders, and antiquated technology are driving increased congestion, slower emergency response, and restricted funding

Outdated Emergency Situation Reporting



- Legacy reporting infrastructure relies on high-latency reporting for emergency situations
- Reduced ability to determine location of incidents

Insufficient Public Infrastructure



- U.S. public infrastructure received a C- rating[1]
- Broken systems in place under-report & delay reporting of traffic volume which limits federal funding awards

Minimal Vehicle Identification & Tracking



- Promoting public safety through license plate tracking is limited to citizen reporting or other high-latency systems; this has several consequences such as increased uninsured drivers on the road

Obsolete & Unsafe Traffic Measurement Systems



- Deployment of various traffic measurement systems requires construction zone standup which causes numerous fatalities every year

Every day, public safety is at risk due to insufficient federal investment in roadway maintenance, outdated and limited traffic data collection methods, inadequate vehicle identification reporting systems, and delayed responses to emergency situations

(1) American Society of Civil Engineers (ASCE)'s Report Card for America's Infrastructure (2021).

Rekor Accurately Collects Critical Roadway Data

Leveraging innovative technology to collect real-time, relevant information for customers

- **Capture comprehensive vehicle characteristics**
  High-speeds, day/night, adverse weather, multiple lanes, color, make, model, state of origin, vehicle unique signature, and direction of travel
- **Video record with every read & advanced search**
  Each plate read has an associated video clip that is stored for up to 60 days with the ability to search for partial tags or vehicle characteristics
- **Real-time alerting**
  Because plate reads are processed on-device, the system generates real-time alerts which accelerates response time
- **Federated peer-to-peer network**
  Agencies can securely create local, regional, state or global peer-to-peer sharing with click of mouse

Thousands	Millions	Billions	Trillions
Of Collection Sites	Of Vehicles Identified	Of Miles Covered	Of Data Points

Note: Metrics represent Company estimates.



CLASS 2
CLASS 3
CLASS 2

Analyzing & Transforming Roadway Data via Rekor One® into Actionable Insights



Source & Manage a Wide Variety of Data
Ingest, Process, and Transform Information
Differentiated Product Offerings Across Critical Segments
Data Collection Devices
Sensors
Edge Devices
CCTV
Vehicles
DMS Signs
CAD Systems
+ Many More
Smart City /
AI/ML
GPS + Temporal Loc.
5G Networks
IoT
Edge/Cloud Compute
Incorporated Technologies
Data Visualization
REKOR ONE
INTELLIGENCE ENGINE
AI & Algorithms
Public Safety & Licensing
REKOR
Urban Mobility
REKOR DISCOVER
REKOR
Transport Mgmt.
Collect Information From Any Source
Automated Intelligence Platform Built for Scale
Timely Delivery of Insights & Solutions in Familiar Formats

Delivering Critical Value Across Use Cases

Massive embedded opportunity within existing public safety, transportation, and mobility segments

	Public Safety & Licensing	Transportation Management	Urban Mobility
Products	REKOR SCOUT	REKOR COMMAND	REKOR DISCOVER
	Vehicle Identification Software Licensing	Incident Identification and Response	Traffic Data Collection and Studies
Use Cases	Public Safety; Vehicle Identification; Various Commercial Uses; Tolling Solutions	AI Incident Detection; Incident Management; Third-Party Data Integration; Cross-Agency Collaboration; Public Notice Integrations; In-Vehicle Communications	Vehicle Classification; Vehicle Speed; Vehicle Volumes; Electric Vehicles; Emission Estimates; Various Traffic Studies
KPIs	~40%(1) Reduction in Uninsured Vehicles; ~48%(2) Decrease in Crime	~23 min.(3) Faster Response Than 911; ~49%(3) More Identified Incidents	99%+(4) Count Accuracy; 95%+(4) Class Accuracy

(1) Oklahoma Uninsured Vehicle Enforcement Diversion (UVED) Program.
(2) Mt. Juliet Police Department.
(3) "23 min." is an approximation from, while "49%" represents an average from Nevada Regional Traffic Center (RTC), TXDOT, and multiple others.
(4) Compared to "ground-truth" studies / human-based annotation.

Leveraging Rekor Solutions to
Build a Safer, Smarter, and Greener World

Delivering a safer world for citizens while enhancing public infrastructure and planning



REKOR
SCOUT™
PUBLIC SAFETY
License plate & vehicle recognition
Real-time alerting
Searchable database

Enables law enforcement to more accurately track vehicles and license plate data for criminal activity, uninsured motorists, and cross-agency collaboration/sharing



REKOR
COMMAND™
TRANSPORTATION MANAGEMENT
Roadway monitoring
Incident management
Community engagement

Identifies more incidents and enables optimized congestion and dispatch of emergency services to specific locations much more quickly, saving lives and improving health outcomes



REKOR
DISCOVER™
URBAN MOBILITY
Vehicle classification & count
Speed reporting
On property vehicle intelligence

Provides traffic pattern analysis for identification of electric charge stations, C02 emissions tracking via proprietary data collection, and enhanced planning & engineering for public infrastructure

Public and Private Sector Customers Trust Rekor

Established as a go-to source for roadway analytics and custom reporting

Customers By The Numbers

96%+
2023 Gross Revenue Retention

Multi-Year
Typical Contract Length

500+
2023 Software Customers

Public & Private
Sectors Served

Delivering High ROI Solutions
for the Texas Department of Transportation Austin

Rekor Command™ was deployed for the Texas Department of Transportation Austin resulting in outstanding ROI metrics and expansion into additional districts spanning the state

March - August 2023 Results

11 min.
Median faster detection of incidents

70%
Of new incidents were verified by operators

34%
Rekor uniquely identified incidents

Potential Impact

- 29%[1] reduction in chance of secondary crashes
- 44 min.[1] average time for traffic to return to normal
- $8M[1] reduction in direct cost to Texas Department of Transportation Austin per year

Rekor Incidents Verified by Operators



763
920
1,683
March - April 2023
May - June 2023
July - August 2023

Rekor Command™ detects more incidents, faster, resulting in greater response time, less congestion, and ultimately lower fatality rates

(1) TXDOT Reported Results – 2023

Federally Mandated Traffic Studies are **More Pervasive Than Ever**

*Millions[(1)] of permanent & short-term traffic data studies across **4.2 million miles***

Current methods are **costly, outdated, unsafe, disconnected,** and ripe for displacement by non-intrusive AI



Pneumatic tubes



Manual counters



Legacy radar systems



Loops and sensors

Comprehensive coverage to provide customers with **essential insights**

Texas



Maryland



New Jersey



Nationwide



(1) Company estimate.

Massive Untapped Market Opportunity

$93B+ intelligent infrastructure market supported by favorable industry tailwinds

Global TAM by Region ($B)(1)



Canada
Australia
Europe
US Market
Rest of Global Market
$68
$13
$23
$30
$80
$16
$27
$35
$93
$18
$31
$41
$108
$21
$36
$47
$127
$25
$43
$55
$148
$29
$50
$65
2021
2022
2023
2024
2025
2026

Market Overview

- Massive target market of established government budgets for millions[2] of traffic studies per year presents massive, ongoing whitespace and greenfield opportunity
- Infrastructure bill provides significant tailwind to established budgets and opens up government spending to additional analytics opportunities
- $31B U.S. TAM with more than $62B of untapped market potential in international markets for Rekor
- U.S.'s public infrastructure received a C- rating and is in dire need of information for where to deploy capital to ensure citizen safety and appropriately accommodate traffic flow



13th in overall quality of U.S. infrastructure[3]



$1.2 trillion domestic infrastructure bill[4]



3.2 trillion fleet miles traveled in U.S. unlocks vast insights[5]



$11.1 billion market for multi-purpose IoT sensors in the U.S.[6]

(1) KPMG Market Study. (2) Company estimate. (3) Word Economic Forum. (4) Forbes. (5) Statista. (6) MarketsandMarkets.

Trillions of Dollars in Global Public Infrastructure Spend Ready for Capture

Led by $1.2T U.S. bill, influx of government capital allocates trillions to improve & modernize infrastructure

U.S. Infrastructure Investment & Jobs Act Overview



Surface-Transportation
New Spending
$1,200
Billion
$550
Billion
$284
Billion
$266
Billion
Core Infrastructure

*The act allocates an estimated **$1.2 trillion** in total funding over ten years, including **$550 billion** in new spending*

$350B+ of Federal Spending Applicable to Rekor



$284B
Roads, bridges, major projects
$110
$39
Public transit
Passenger and freight rail
$66
$15
Electric-vehicle (EV) infrastructure, buses, and transit
Airports, ports, and waterways
$42
$11
Safety
$1
Reconnecting communities
$68B
$47
Environmental Resiliency
$21
Remediation Investments

Priority investments for $284 billion over 5 years in: transportation, including roads and bridges; passenger and freight rail; airports, ports, and waterways; public transit; electric vehicles; safety; and reconnecting communities

Additionally, Rekor expects to be able to tap into the ~$68 billion allocated to core infrastructure, including environmental resiliency ($47B) and remediation investments ($21B)

Investments Will Accelerate Public Infrastructure Software Adoption

- Meet data-driven grant requirements
- Aging infrastructure requires digital methods
- More & increasingly complex urban environments
- Required ESG assessments & environmental studies

Thoughtful Approach to Product has Separated Rekor From the Competition


Larger
Relative Scale
Smaller
flock safety
Genetec
VIGILANT
miovision
avigilon
kapsch
Verkada
SwRI
YUNEX TRAFFIC
PLATESMART Technologies
PARSONS
ELSAG
ferrovial
WAVETRONIX
INRIX
STREETLIGHT DATA
REKOR
Point Solutions
Breadth and Depth of Solution Portfolio
Comprehensive
Public Safety
Urban Mobility (AI)
Transportation Management

Rekor's Right-to-Win

Solutions, Not Just Data
Unique ability to transform massive data flows into actionable insights

Single Source
The most comprehensive product suite serves a wide range of customer needs under one roof

Cross-Agency Functionality
Building Rekor into agency workflows allows various agencies to deploy quickly at scale to improve safety, equity, and sustainability

Higher Accuracy & Vehicle Capture
Rekor offers more parameters than competitors to gather critical data while AI continuously enhances ability to recognize attributes and add new elements

Privacy & Security
Industry leading technologies and standards to protect data from unauthorized access or use

Continuing Data Capability Expansion via Partner Network

Industry's largest volume, variety, and velocity of aggregated roadway data

REKOR PARTNER NETWORK
ROADWAY INTELLIGENCE ALLIANCE

Datasets Sourced and Managed:

- In-road sensors
- CCTV, Radar/Lidar, Controllers
- DMS signs
- CAD systems
- ATMS systems
- ICM/DSS
- Connected vehicles
- Electric vehicles
- Probe data
- Fleet telematics
- Construction zones
- Weather
- Event attendance

...And much more...

Rekor's Single Source Collection
Creates Data for Many Use Cases

Multi-purpose data collection devices gather critical information and offer expansion potential into a wide array of ESG use cases

Massive data lake powered by proprietary AI, data visualization, and algorithms...

Thousands	Millions	AI	Billions	Trillions
Of Data Collection Sites	Of Vehicles Identified		Of Miles Served	Of Data Points

...Serves as the foundation for expansion into a wide multitude of future possibilities

Insurance
Provide critical roadway analytics to inform risk assessment, premiums, and claims investigation

Utilities
Provide traffic flow and incident data to drive infrastructure planning, coordinate emergency response, and identify outages

Energy
Provide analytics to inform fuel demand forecasting, service station placement for gas and electric, and optimize resource distribution

Massive opportunity across **14+ additional industries**

Note: Metrics represent Company estimates.

Highly Compelling Financial Profile

Established history of robust growth with proven M&A engine ready for additional scale

Consistent and Robust Growth	**75%+** 2023 Revenue Growth
Strong Recurring Revenue Profile and Forward Visibility	**59%** 2023 % Recurring Revenue
Best-of-Breed Gross Retention	**96%** 2023 Gross Revenue Retention
Impressive Gross Margins	**53%** 2023 Gross Margin
Compelling LTV / CAC Ratio	**7.7x** 2023 LTV/CAC
Transition to Profitability	**Profitable** In 2024E

Leading Revenue Profile[1]



40% CAGR
$6.4M
$11.6M
$19.9M
$34.9M
$9.8M
2020A
2021A
2022A
2023A
Q1 2024A

(1) Represents actual revenues, excluding divested assets for 2020 and 2021;

Rekor's Investment Highlights

REKOR
INTELLIGENCE DRIVEN INNOVATION

1

First Mover Advantage

Presently own the largest footprint of connected IoT nodes in the U.S. with the goal of expanding across the nation

2

Massive Market

Market tailwinds and "once-in-a-generation" investment in transportation infrastructure. As AI market surges towards ~$2.5 trillion by 2032, Rekor stands as a key player with its AI-driven solutions that cater to the growing demand for smarter, more efficient technologies[1]

3

High Growth Potential

Strong market tailwinds and scaling[2]. Rekor growth flywheel is fed by most comprehensive sets of global mobility data collection, connected and transformed by AI, coupled with deep expertise all under one roof, leading to accelerated quarter-over-quarter and year-over-year performance

4

Disruptive Technology

Award winning AI/ML and proprietary technologies, and roadway intelligence solutions for smarter, safer, greener roadways and communities for all. Connects physical, digital, and operational infrastructure for a single source of truth and single pane of glass for cross-agency and public-private collaborations

5

Trusted Authority

Deep subject matter and domain expertise across public safety, transportation management, and urban mobility. Trusted by the world's most demanding and influential public and enterprise clients to operate at a highly privileged position of trust and access

(1) Source: https://www.precedenceresearch.com/artificial-intelligence-market.
(2) Source: https://www.barchart.com/stocks/quotes/REKR/price-history/historical.

Appendix



Rekor Discover™ Product Overview

Providing knowledge of roadways with AI-driven analytics

Solution Overview

Automates Safe and Accurate Roadway Intelligence

Rekor's Edge devices offer both portable data capture and fixed data capture to seamlessly understand traffic flows and key vehicle characteristics

Rapid Deployment for Immediate ROI

Installation of Edge devices takes less than four hours and replaces antiquated data collection devices which require personnel to enter unsafe conditions, cut into pavement, or disrupt traffic

Detailed Analytics and Premium User Experience

Rekor One® delivers quick, configurable dashboards with key analytics to facilitate traffic studies, enabling key public sector stakeholders to engineer public infrastructure more efficiently

Key Use Cases



Vehicle Class, Count, and Speed

Fully automated safe capture of 13 vehicle classifications, vehicle counts, and speed to inform traffic studies

Vehicle Insite

Provides on-property vehicle intelligence like visit metrics and vehicle characteristics to determine who is visiting properties



Rekor Command™ Product Overview

Delivers critical incident data to traffic centers, first responders, and service patrol to keep citizens safer

Solution Overview

Identifying & Predicting Roadway Incidents

Provides comprehensive monitoring of roadways to detect roadway congestion, crash prediction & forecasting, and automated incident identification

Sharable Reporting Capabilities

Easily record and share incident and event information across stakeholders to ensure the most up-to-date communications on incidents and safety concerns

Improving Roadway Conditions and Safety

Shorter time to identify issues and deploy personnel enhances citizen safety and reduces the impact of traffic incidents and crashes



~49%[(1)]
More incidents identified

~23 min.[(1)]
Faster response compared to 911

Key Value Drivers

Enhancing Response Time with Actionable Intelligence



Better Incident Awareness

Leverage Rekor One® to identify more traffic incident events and free up resources to clear and respond to events



Quicker Incident Detection

Rekor One®'s AI engines detect events far quicker than antiquated systems, reducing time to normal traffic flow



Community Engagement

Communicate key information with the public via Twitter, Waze, 511, and directly into partnered vehicle infotainment systems



Multiple Data Sources

Leveraging billions of roadway datapoints from multiple sources, Rekor One® understands normal flow to detect anomalies

(1) "23 min." is an approximation from, while "49%" represents an average from Nevada Regional Traffic Center (RTC), TXDOT, and multiple others.

Rekor Scout® Product Overview

Enhancing public safety with AI-driven license plate and vehicle recognition

Solution Overview

License Plate Recognition on any IP Camera

Accurate license plate and vehicle recognition on nearly any IP, traffic, or security camera

Actionable Insights Through Web-Based Interface

Detection results (license plate data, vehicle state, make, body style, color, and direction of travel) are displayed within a web-based interface hosted in the cloud or on-premise

Broad Array of Use Cases

Law enforcement, government, commercial business, and residential customers leverage critical insights provided by Rekor Scout®





Valuable Across Numerous Use Cases



Law Enforcement

Rekor Scout® provides highly accurate, flexible, and affordable vehicle recognition to ensure law enforcement agencies receive actionable intelligence



Government

Rekor Scout® equips public officials with valuable security technology and vehicle data to use within their jurisdictions



Commercial Business

Rekor Scout® can take existing, under-powered IP cameras and add advanced license plate and vehicle recognition capabilities to help bolster security and insights



Residential

Rekor Scout® allows homeowners to increase security and receive alerts if unwanted individuals visit a property. Residential customers can also leverage Webhooks to automate common household tasks

Rekor Hardware
Edge Overview





Rekor Edge Flex: For Temporary Traffic Studies
Provides portable data collection capturing up to six lanes of high-speed roadway data



Rekor Edge Pro: For Neighborhoods and Businesses
Complete license plate and vehicle recognition solution engineered for roadway speeds when paired with Rekor Scout®



Rekor Edge Max: For Continuous Traffic Studies
Non-intrusive, fixed data collection capturing up to 6 lanes of bidirectional high speed roadway data



Rekor Edge Max: For Primary Roads and Highways
Engineered for public safety and traffic speeds up to 120 miles per hour; deployed roadside for bidirectional primary roads and highways

REKOR®

INTELLIGENCE DRIVEN INNOVATION

A NASDAQ COMPANY: REKR

REKOR.AI